CERTIFICATION
                             Pursuant to Section 906
                        of the Sarbanes-Oxley Act of 2002

         The undersigned, the PRESIDENT AND PRINCIPAL EXECUTIVE OFFICER of OLD MUTUAL ADVISOR FUNDS (the "Fund"), with respect to the Fund's Form N-CSR for the period ended JULY 31, 2005 as filed with the Securities and Exchange Commission, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

         1. such Form N-CSR fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         2. the information contained in such Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Fund.

Dated: October 6, 2005
                                                        /s/ David J. Bullock
                                                        ------------------------
                                                        David J. Bullock

                                 CERTIFICATION
                             Pursuant to Section 906
                        of the Sarbanes-Oxley Act of 2002

         The undersigned, the TREASURER AND PRINCIPAL FINANCIAL OFFICER of OLD MUTUAL ADVISOR FUNDS (the "Fund"), with respect to the Fund's Form N-CSR for the period ended JULY 31, 2005 as filed with the Securities and Exchange Commission, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

         1. such Form N-CSR fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         2. the information contained in such Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Fund.

Dated: October 6, 2005
                                                        /s/ Mark E. Black
                                                        ------------------------
                                                        Mark E. Black